UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 15, 2016
COUNTERPATH CORPORATION
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-35592
(Commission File Number)
20-0004161
(IRS Employer Identification No.)
300-505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3
(Address of principal executive offices and Zip Code)
604.320.3344
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 1.01. Entry into a Material Definitive Agreement.
On December 14, 2016, we entered into subscription agreements pursuant to which we agreed to sell 454,097 shares of our common stock at a price of US$2.05 per share for gross proceeds of US$930,898.85. We issued these shares effective December 15, 2016.

The foregoing description of the subscription agreements does not purport to be complete and is qualified in its entirety by reference to such agreements, form of which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.
Item 3.02   Unregistered Sales of Equity Securities.
The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  We issued the shares to three persons who represented that they were not US persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction pursuant to Regulation S and/or Section 4(a)(2) of the Securities Act of 1933, as amended.
Item 7.01   Regulation FD Disclosure.

A News Release dated December 15, 2016 is furnished herewith.
Item 9.01  Financial Statements and Exhibits.
(d)       Exhibits
10.1    Form of Subscription Agreement.
99.1    News Release dated December 15, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COUNTERPATH CORPORATION

By:  /s/ David Karp
David Karp
Chief Financial Officer
Dated:  December 19, 2016

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